                                                                    Exhibit 10.1
                      DEBT CONVERSION AGREEMENT AND RELEASE

         This Debt Conversion Agreement and Release (this "Agreement") is made and entered into as of August 20, 2004 (the "Effective Date"), by and among MB Software Corporation, a Texas corporation ("MBSC"), Wound Care Innovations, LLC, a Nevada limited liability company (the "Company"), and H.E.B., LLC, a Nevada limited liability company, and Mr. Araldo A. Cossutta, members of the Company (each a "Member" and collectively, the "Members").

                                   BACKGROUND

         A. The Members have made certain loans to the Company, the principal thereof and accured, but unpaid, interest thereon is set forth in the attached Exhibit A (the "Debt");

         B. The Company is further indebted to the Members in the amounts set forth in Exhibit A for certain services performed by the Members as consultants to the Company (the "Consulting Fees");

         C. The Company and MBSC, among others, are entering into a Agreement and Plan of Merger dated even herewith (the "Merger Agreement"), pursuant to which the Company will become a wholly owned subsidiary of MBS; and

         D. As a condition to the closing of the Merger Agreement, MBSC has required that the parties hereof enter into this Agreement.

         NOW THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. Conversion of Debt. Upon effectiveness of the merger contemplated under the Merger Agreement, and without any other action on the party of any of the parties hereto, the Debt shall automatically be converted into the right to receive an aggregate of 2,072,303 shares of MBSC's common stock, $.0001 par value per share ("Common Stock"), in accordance with the allocations of shares set forth in Exhibit A. In no event shall the Members be entitled to receive interest on account of any shares of Common Stock due as a result of the conversion of the Debt pursuant to this Section 1.

         2. Conversion of Consulting Fees. Upon effectiveness of the merger contemplated under the Merger Agreement, and without any other action on the party of any of the parties hereto, the Consulting Fees shall automatically be converted into the right to receive an aggregate of 500,000 shares of Common Stock, in accordance with the allocations of shares set forth in Exhibit A. In no event shall the Members be entitled to receive interest on account of any shares of Common Stock due as a result of the conversion of the Consulting Fees pursuant to this Section 2.

         3. Representations of Members. Each of the Members, individually and for himself only, represents and warrants to the Company and MBSC:

                  (a) That the Debt and the Consulting Fees are the only obligations due and payable to such Member as of the Effective Date

                  (b) That such Member has been provided with, and is familiar with, the financial and other information regarding the business and operations of MBS that such Member deems necessary for evaluating the merits and risks of the transactions contemplated by this Agreement and that such Member is knowledgeable and experienced in financial and business matters and is capable of evaluating the merits and risks of the transactions contemplated by this Agreement.

                  (c) That such Member is acquiring the shares of Common Stock for investment purposes and not with a view toward resale or distribution thereof, and has no present intention of selling, granting any participation in, or otherwise distributing the Common Stock.

                  (d) That such Member understands the shares of Common Stock will be issued by MBS pursuant to an exemption from the registration requirements of the Securities Act, and are characterized as "restricted securities" under the Securities Act and may be resold without registration under the Securities Act only in limited circumstances and that such member is familiar with Rule 144 and understand the resale limitations imposed thereby on the Common Stock.

         4. Releases by Members. Each of the Members, individually and for himself only, fully and forever release, discharge and acquit MBSC and the Company and their respective officers, directors, stockholders, employees, predecessors and successors in interest, assigns, attorneys and agents of each of the foregoing from and against any and all claims, demands, obligations, duties, liabilities, damages, expenses, indebtedness, debts, breaches of contract or warranty, duty or relationship, acts, omissions, or liability of any type, kind, nature, description or character whatsoever, whether now known or unknown, whether liquidated or unliquidated, which arise out of or in connection with the Debt or the Consulting Fees or any agreement or other arrangement governing or related thereto.

         5. Termination. If the Merger is not consummated on or before September 30, 2004, this Agreement shall be void, ab inito, and shall not effect the Debt and Consulting Fees which will remain due and payable in accordance with the terms thereof as if this Agreement were never in effect.

         6. Entire Agreement. This Agreement contains the entire agreement of the parties hereto and supersedes all prior agreements and understandings, oral or written between the parties hereto. No modification or amendment of any of the terms, conditions or provisions herein may be made otherwise than by written agreement signed by the parties hereto.

         7. Governing Law. This Agreement and the rights and obligations of the parties hereto shall be governed, construed and enforced in accordance with the laws of the State of Texas, without regard to its choice of laws principles.



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

         8. Parties Bound. This Agreement and the rights and obligations hereunder shall be binding upon and inure to the benefit of the parties and their respective heirs, personal representatives, successors and assigns.

         9. Enforceability. If, for any reason, any provision contained in this agreement should be held invalid in part by a court of competent jurisdiction, then it is the intent of each of the parties hereto that the balance of this Agreement be enforced to the fullest extent permitted by applicable law. Accordingly, should a court of competent jurisdiction determine that the scope of any covenant is too broad to be enforced as written, it is the intent of each of the parties that the court should reform such covenant to such narrower scope as it determines enforceable.

         10. Other Obligations. Consultant represents and warrants that he has not as of the execution of this Agreement assumed any obligations inconsistent with those contained herein.

         11. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument, but only one of which need be produced.

         The parties have duly executed this Agreement as of the Effective Date.

                                         MB SOFTWARE CORPORATION



                                         By: /s/ Scott A. Haire
                                             -----------------------------------
                                             Scott A. Haire, President


                                         WOUND CARE INVOCATIONS, LLC



                                         By  /s/ Scott A. Haire
                                             -----------------------------------
                                             Scott A. Haire, Manager


                                         H.E.B., LLC


                                         By: /s/ Scott A. Haire
                                             -----------------------------------
                                             Scott A. Haire, President


                                         Araldo A. Cossutta
                                         ---------------------------------------
                                         Araldo A. Cossutta


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


                                    EXHIBIT A


                                    Outstanding              Outstanding              Shares of
Member                                 Debt                 Consulting Fee           Common Stock
------                              -----------             --------------           ------------
H.E.B., LLC                         $803,357.00                $160,125              1,376,403
Araldo A. Cossutta                  $647,255.00                $189,875              1,195,900




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